UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2016

WESTERN ASSET

VARIABLE GLOBAL

HIGH YIELD BOND

PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Variable Global High Yield Bond Portfolio for the six-month reporting period ended June 30, 2016. Please read on for Portfolio performance information and a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period.

Special shareholder notice

Effective at the close of business on June 3, 2016, the individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Portfolio are S. Kenneth Leech, Michael C. Buchanan, Paul Shuttleworth, Timothy J. Settel, Walter E. Kilcullen and Ian R. Edmonds. These investment professionals, all of whom are employed by Western Asset Management Company, work together with a broader investment management team. For additional information, please see the prospectus supplement dated June 3, 2016.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 29, 2016

II	Western Asset Variable Global High Yield Bond Portfolio

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended June 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2015 U.S. gross domestic product (“GDP”)i growth was 0.9%. First quarter 2016 GDP growth then decelerated to 0.8%. The U.S. Department of Commerce’s initial reading for second quarter 2016 GDP growth — released after the reporting period ended — was 1.2%. The improvement in GDP growth in the second quarter reflected an acceleration in personal consumption expenditures (“PCE”), an upturn in exports and smaller decreases in nonresidential fixed investment and in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended in June 2016, unemployment was 4.9%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed also declined over the period. In June 2016, 25.8% of Americans looking for a job had been out of work for more than six months, versus 26.9% when the period began.

Turning to the global economy, in its July 2016 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) said, “The outcome of the UK [Brexit] vote, which surprised global financial markets, implies the materialization of an important downside risk for the world economy. As a result, the global outlook for 2016-17 has worsened, despite the better-than-expected performance in early 2016.” From a regional perspective, the IMF currently estimates 2016 growth in the Eurozone will be 1.6%, versus 1.7% in 2015. Japan’s economy is expected to expand 0.3% in 2016, down from 0.5% in 2015. Elsewhere, the IMF projects that overall growth in emerging market countries will tick up to 4.1% in 2016, versus 4.0% in 2015.

Western Asset Variable Global High Yield Bond Portfolio	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” At its meetings that concluded on January 27, 2016, March 16, 2016, April 27, 2016, June 15, 2016 and July 27, 2016 (after the reporting period ended), the Fed kept rates on hold.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv took a number of actions to stimulate growth and ward off deflation. In January 2015, before the reporting period began, the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. Finally, in March 2016 the ECB announced that it would increase its bond purchasing program to €80 billion-a-month. It also cut its deposit rate to -0.4% and its main interest rate to 0%. In other developed countries, the Bank of England (“BoE”)v kept rates on hold at 0.50% during the reporting period, its lowest level since 2006. However, in the aftermath of the June 23, 2016 U.K. referendum to leave the European Union (“Brexit”), BoE’s Governor Carney said that further interest rate cuts would be needed. After holding rates steady at 0.10% for more than five years, in January 2016 the Bank of Japan announced that it cut the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, the People’s Bank of China kept rates steady at 4.35%.

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2016?

A. Both short- and long-term Treasury yields moved sharply lower during the six months ended June 30, 2016. Two-year Treasury yields fell from a peak of 1.06% at the beginning of the period to a low of 0.58% at the end of the period. Ten-year Treasury yields began the reporting period at a peak of 2.27% and ended the period at 1.49%. Their low of 1.46% occurred on June 27 and June 28, 2016.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generally posted positive results during the reporting period. Performance fluctuated with investor sentiment given signs of moderating global growth, shifting expectations for future Fed

IV	Western Asset Variable Global High Yield Bond Portfolio

monetary policy, Brexit and several geopolitical issues. The broad U.S. bond market, as measured by the Barclays U.S. Aggregate Indexvi, gained 5.31% during the six months ended June 30, 2016. Higher risk segments of the market generated the best returns during the reporting period.

Q. How did the high-yield bond market perform over the six months ended June 30, 2016?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, gained 9.06% for the six months ended June 30, 2016. The high-yield market was weak during the first month of the reporting period, due to falling oil prices and poor investor demand. After stabilizing in February 2016, the high-yield market rallied sharply over the last four months of the reporting period. This turnaround occurred as oil prices rebounded and the Fed reduced its expectations for rate hikes in 2016.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii gained 10.90% during the six months ended June 30, 2016. The asset class declined during the first month of the reporting period given concerns over economic growth in China, falling commodity prices and expectations for future Fed rate hikes. While there were periods of weakness, the asset class rallied sharply over the last five months of the reporting period as a whole. This turnaround was driven by rising oil prices, accommodative global monetary policy and solid investor demand.

Performance review

For the six months ended June 30, 2016, Class I shares of Western Asset Variable Global High Yield Bond Portfolio1 returned 8.12%. The Portfolio’s unmanaged benchmark, the Barclays Global High Yield Index (Hedged)ix, returned 8.77% for the same period. The Lipper Variable High Yield Funds Category Average2 returned 6.52% over the same time frame.

Performance Snapshot as of June 30, 2016 (unaudited)
6 months
Western Asset Variable Global High Yield Bond Portfolio[1]:
Class I	8.12%
Class II	8.06%
Barclays Global High Yield Index (Hedged)	8.77%
Lipper Variable High Yield Funds Category Average[2]	6.52%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 109 funds in the Portfolio’s Lipper category.

Western Asset Variable Global High Yield Bond Portfolio	V

Investment commentary (cont’d)

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended June 30, 2016 for Class I and Class II shares were 6.56% and 6.31%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Portfolio’s investments over a 30-day period and not on the dividends paid by the Portfolio, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2016, the gross total annual operating expense ratios for Class I and Class II shares were 0.80% and 1.05%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 29, 2016

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High-yield bonds, commonly known as “junk” bonds, involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and social, political and economic uncertainties, which could increase volatility. These risks are magnified in emerging or developing markets. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectuses for a more complete discussion of these and other risks and the Portfolio’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

VI	Western Asset Variable Global High Yield Bond Portfolio

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Fed) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

[v]	The Bank of England (“BoE”), formally the Governor and Company of the Bank of England, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

The Barclays Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

Western Asset Variable Global High Yield Bond Portfolio	VII

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of June 30, 2016 and December 31, 2015 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report	1

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2016 and held for the six months ended June 30, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	8.12%	$1,000.00	$1,081.20	0.81%	$4.19	Class I	5.00%	$1,000.00	$1,020.84	0.81%	$4.07
Class II	8.06	1,000.00	1,080.60	1.06	5.48	Class II	5.00	1,000.00	1,019.59	1.06	5.32

[1]	For the six months ended June 30, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

2	Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report

Spread duration (unaudited)

Economic exposure — June 30, 2016

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays Global High Yield Index (Hedged)
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA Var Global	— Western Asset Variable Global High Yield Bond Portfolio

Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report	3

Effective duration (unaudited)

Interest rate exposure — June 30, 2016

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays Global High Yield Index (Hedged)
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA Var Global	— Western Asset Variable Global High Yield Bond Portfolio

4	Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2016

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 81.4%
Consumer Discretionary — 16.3%
Auto Components — 0.4%
ZF North America Capital Inc., Senior Notes	4.500%	4/29/22	400,000		$407,000	(a)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	200,000		203,374	(a)
Total Auto Components					610,374
Diversified Consumer Services — 1.1%
Cengage Learning Inc., Senior Notes	9.500%	6/15/24	490,000		499,800	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	160,000	GBP	228,455
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	640,000		680,000	(a)
Service Corp. International, Senior Notes	5.375%	5/15/24	320,000		333,600
Total Diversified Consumer Services					1,741,855
Hotels, Restaurants & Leisure — 4.0%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	630,000		655,005	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	403,396		403,396	(a)(b)(c)(d)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	450,000		487,125
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	7/1/19	390,000		377,813	(a)
Fontainebleau Las Vegas Holdings LLC, Senior Secured Notes	10.250%	6/15/15	265,000		523	*(a)(e)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	430,000		443,975
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	660,000		668,250	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	460,000		483,575	(a)
Marstons Issuer PLC, Secured Bonds	5.641%	7/15/35	223,000	GBP	272,232	(f)(g)
MGM Growth Properties Operating Partnership LP/MGP Escrow Co.-Issuer Inc., Senior Notes	5.625%	5/1/24	230,000		243,800	(a)
NCL Corp. Ltd., Senior Bonds	4.625%	11/15/20	170,000		170,530	(a)
NCL Corp. Ltd., Senior Notes	5.250%	11/15/19	390,000		395,850	(a)
Pizzaexpress Financing 2 PLC, Senior Secured Bonds	6.625%	8/1/21	350,000	GBP	440,527	(g)
Pizzaexpress Financing 2 PLC, Senior Secured Bonds	6.625%	8/1/21	100,000	GBP	125,865	(a)
Thomas Cook Finance PLC, Senior Bonds	6.750%	6/15/21	740,000	EUR	763,730	(a)
Viking Cruises Ltd., Senior Notes	8.500%	10/15/22	20,000		17,150	(a)
Viking Cruises Ltd., Senior Notes	6.250%	5/15/25	520,000		395,200	(a)
Total Hotels, Restaurants & Leisure					6,344,546
Household Durables — 2.1%
CalAtlantic Group Inc., Senior Notes	5.250%	6/1/26	300,000		291,750
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	470,000		477,637	(a)(b)
PulteGroup Inc., Senior Notes	4.250%	3/1/21	30,000		31,080
PulteGroup Inc., Senior Notes	5.500%	3/1/26	340,000		350,200
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	690,000		690,000	(a)

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Household Durables — continued
Toll Brothers Finance Corp., Senior Notes	6.750%	11/1/19	280,000		$316,400
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	490,000		505,925
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	130,000		129,350
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	580,000		539,400	(a)
Total Household Durables					3,331,742
Leisure Products — 0.2%
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	490,000		274,400	(a)
Media — 5.5%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	2/15/23	90,000		91,621
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	2/15/26	560,000		578,200	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	1,070,000		1,171,940	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	290,000		347,502	(a)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	610,000		569,588
DISH DBS Corp., Senior Notes	7.750%	7/1/26	330,000		340,725	(a)
Entertainment One Ltd., Senior Secured Bonds	6.875%	12/15/22	220,000	GBP	295,804	(a)
Gray Television Inc., Senior Notes	5.875%	7/15/26	160,000		160,800	(a)
iHeartCommunications Inc., Senior Notes	14.000%	2/1/21	515,100		186,724	(b)
MDC Partners Inc., Senior Notes	6.500%	5/1/24	600,000		598,500	(a)
MediaNews Group Inc.	12.000%	12/31/18	123,000		123,000	(d)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	757,340		471,444	(a)(b)
Numericable-SFR SA, Senior Secured Bonds	6.250%	5/15/24	600,000		576,000	(a)
Numericable-SFR SA, Senior Secured Notes	7.375%	5/1/26	1,040,000		1,029,600	(a)
Time Warner Cable Inc., Debentures	7.300%	7/1/38	290,000		364,248
Viacom Inc., Senior Notes	4.375%	3/15/43	780,000		632,321
Virgin Media Finance PLC, Senior Notes	7.000%	4/15/23	210,000	GBP	286,551	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	10/15/24	480,000	GBP	639,000	(a)
Virgin Media Secured Finance PLC, Senior Secured Bonds	5.250%	1/15/26	250,000		243,125	(a)
Vougeot Bidco PLC, Senior Secured Notes	7.875%	7/15/20	100,000	GBP	136,786	(a)
Total Media					8,843,479
Multiline Retail — 0.9%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	910,000		971,425	(a)
Neiman Marcus Group Ltd. LLC, Senior Notes	8.000%	10/15/21	410,000		336,200	(a)
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	170,000		130,050	(a)(b)
Total Multiline Retail					1,437,675

See Notes to Financial Statements.

6	Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Specialty Retail — 1.5%
AA Bond Co., Ltd., Secured Notes	5.500%	7/31/22	200,000	GBP	$254,934	(a)
GameStop Corp., Senior Notes	5.500%	10/1/19	430,000		427,313	(a)
GameStop Corp., Senior Notes	6.750%	3/15/21	340,000		336,600	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	800,000		560,000	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	100,000		86,500	(a)
L Brands Inc., Senior Notes	6.875%	11/1/35	390,000		396,825
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	300,000		315,750
Total Specialty Retail					2,377,922
Textiles, Apparel & Luxury Goods — 0.6%
BiSoho SAS, Senior Secured Bonds	5.875%	5/1/23	110,000	EUR	126,036	(a)
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	90,000		90,675	(a)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	310,000		312,666	(a)
Levi Strauss & Co., Senior Notes	5.000%	5/1/25	480,000		484,800
Total Textiles, Apparel & Luxury Goods					1,014,177
Total Consumer Discretionary					25,976,170
Consumer Staples — 5.7%
Beverages — 1.3%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	550,000		526,625	(a)
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	240,000		250,800
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	580,000		613,350
Constellation Brands Inc., Senior Notes	4.750%	12/1/25	180,000		190,575
DS Services of America Inc., Secured Notes	10.000%	9/1/21	450,000		507,375	(a)
Total Beverages					2,088,725
Food & Staples — 0.6%
FAGE Dairy Industry SA/FAGE USA Dairy Industry Inc., Senior Notes	9.875%	2/1/20	880,000		917,946	(g)
Food & Staples Retailing — 0.2%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	440,000		399,850	(a)
Food Products — 2.0%
Boparan Finance PLC, Senior Secured Notes	5.500%	7/15/21	340,000	GBP	397,744	(g)
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	560,000		563,080	(a)
Marfrig Holding Europe BV, Senior Notes	8.000%	6/8/23	470,000		480,810	(a)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	500,000		501,250	(a)
R&R Ice Cream PLC, Senior Secured Notes	8.250%	5/15/20	390,000	AUD	304,619	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	1,040,000		949,000	(a)
Total Food Products					3,196,503

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Household Products — 1.1%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	250,000	$261,250
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	480,000	502,200
Sun Products Corp., Senior Notes	7.750%	3/15/21	890,000	926,712	(a)
Total Household Products				1,690,162
Tobacco — 0.5%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	890,000	754,275
Total Consumer Staples				9,047,461
Energy — 16.2%
Energy Equipment & Services — 0.9%
CGG, Senior Notes	6.500%	6/1/21	430,000	191,350
CGG, Senior Notes	6.875%	1/15/22	1,020,000	448,800
Ensco PLC, Senior Notes	4.700%	3/15/21	50,000	41,608
Ensco PLC, Senior Notes	5.750%	10/1/44	340,000	204,425
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	290,000	218,950	(a)
Pride International Inc., Senior Notes	7.875%	8/15/40	440,000	309,142
Weatherford International Ltd., Senior Notes	7.750%	6/15/21	70,000	68,425
Total Energy Equipment & Services				1,482,700
Oil, Gas & Consumable Fuels — 15.3%
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	120,000	42,000	*(h)
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	630,000	220,500	*(h)
California Resources Corp., Senior Notes	5.500%	9/15/21	340,000	173,400
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	400,000	451,000	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	80,000	81,400
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	480,000	336,000
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	70,000	47,600
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	610,000	390,400
Continental Resources Inc., Senior Notes	5.000%	9/15/22	170,000	167,025
Continental Resources Inc., Senior Notes	4.900%	6/1/44	620,000	514,600
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.125%	3/1/22	30,000	27,900
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.250%	4/1/23	10,000	9,250	(a)
Ecopetrol SA, Senior Notes	5.375%	6/26/26	420,000	409,500
Ecopetrol SA, Senior Notes	5.875%	5/28/45	970,000	847,780
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.125%	6/15/19	150,000	152,250
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.875%	2/15/23	430,000	417,100

See Notes to Financial Statements.

8	Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Gazprom OAO Via Gaz Capital SA, Loan Participation Notes, Senior Notes	6.510%	3/7/22	760,000	$834,100	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.000%	5/15/23	270,000	253,800
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	680,000	569,075	(a)
LUKOIL International Finance BV, Senior Notes	4.563%	4/24/23	930,000	943,693	(a)
Magnum Hunter Resources Corp. Escrow	—	—	810,000	0	(c)(d)(i)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	200,000	149,000	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	740,000	573,500	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	650,000	235,625	*(c)(e)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	550,000	156,750	(a)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	120,000	117,000	(a)
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	1,240,000	1,134,600
Pacific Exploration and Production Corp., Senior Notes	12.000%	12/22/17	490,000	431,200	(c)(d)
Pacific Exploration and Production Corp., Senior Notes	7.250%	12/12/21	390,000	74,100	*(c)(g)(h)
Petrobras Global Finance BV, Senior Notes	3.000%	1/15/19	952,000	884,408
Petrobras Global Finance BV, Senior Notes	4.875%	3/17/20	610,000	573,400
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	1,340,000	1,091,698
Petrobras Global Finance BV, Senior Notes	6.875%	1/20/40	2,100,000	1,715,910
Petroleos de Venezuela SA, Senior Bonds	6.000%	5/16/24	1,690,000	601,894	(g)
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	2,000,000	2,072,000
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	330,000	335,775
QEP Resources Inc., Senior Notes	6.875%	3/1/21	170,000	172,550
QEP Resources Inc., Senior Notes	5.250%	5/1/23	160,000	148,000
Range Resources Corp., Senior Subordinated Notes	5.000%	3/15/23	310,000	292,175
Rice Energy Inc., Senior Notes	7.250%	5/1/23	90,000	91,800
Rockies Express Pipeline LLC, Senior Notes	5.625%	4/15/20	230,000	231,725	(a)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	90,000	89,100	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	280,000	268,100	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	910,000	775,775
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	10,000	7,775
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	400,000	296,000	(a)
SM Energy Co., Senior Notes	5.000%	1/15/24	100,000	86,000
SM Energy Co., Senior Notes	5.625%	6/1/25	260,000	224,900
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	240,000	231,600
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	5.500%	8/15/22	360,000	311,400

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	6.625%	10/1/20	160,000		$164,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	188,000		189,410
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	240,000		236,400	(a)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.125%	10/15/21	60,000		62,400
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	160,000		168,400
Whiting Petroleum Corp., Senior Notes	5.750%	3/15/21	150,000		136,125
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	210,000		189,000
Williams Cos. Inc., Debentures	7.500%	1/15/31	370,000		373,700
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	210,000		186,900
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	10,000		9,235
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	260,000		222,950
WPX Energy Inc., Senior Notes	6.000%	1/15/22	30,000		28,050
WPX Energy Inc., Senior Notes	8.250%	8/1/23	240,000		241,800
YPF Sociedad Anonima, Senior Notes	8.500%	3/23/21	740,000		791,800	(a)
YPF Sociedad Anonima, Senior Notes	8.500%	7/28/25	920,000		975,430	(a)
Total Oil, Gas & Consumable Fuels					24,237,733
Total Energy					25,720,433
Financials — 10.7%
Banks — 5.0%
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	750,000		799,687	(f)(j)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,010,000		1,088,906
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	200,000		196,380	(f)(j)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	350,000		343,088	(a)(f)(j)
CIT Group Inc., Senior Notes	5.000%	8/15/22	730,000		744,600
CIT Group Inc., Senior Notes	5.000%	8/1/23	110,000		111,100
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	340,000		338,691	(f)(j)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	380,000		371,925	(f)(j)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	430,000		429,266	(a)(f)(j)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	450,000		425,812	(f)(j)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	410,000		391,550	(f)(j)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	250,000		243,775	(f)(j)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	820,000		835,716
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	160,000		179,403
Santander UK Group Holdings PLC, Junior Subordinated Bonds	7.375%	6/24/22	310,000	GBP	385,344	(f)(g)(j)
Sberbank of Russia Via SB Capital SA, Subordinated Notes	5.500%	2/26/24	1,100,000		1,085,645	(f)(g)
Total Banks					7,970,888

See Notes to Financial Statements.

10	Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Capital Markets — 0.9%
Credit Suisse Group AG, Junior Subordinated Notes	7.500%	12/11/23	850,000		$858,449	(a)(f)(j)
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	480,000		502,679
Total Capital Markets					1,361,128
Consumer Finance — 0.7%
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	720,000		737,554
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	430,000		346,150	(a)
Total Consumer Finance					1,083,704
Diversified Financial Services — 1.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	530,000		544,750
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	180,000		193,275
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	380,000		464,075
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	140,000		152,075
Nationwide Building Society, Junior Subordinated Notes	6.875%	6/20/19	458,000	GBP	572,937	(f)(g)(j)
Total Diversified Financial Services					1,927,112
Insurance — 0.5%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	190,000		190,950	(a)
Galaxy Bidco Ltd., Senior Secured Notes	6.375%	11/15/20	280,000	GBP	367,159	(g)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	380,000		287,850
Total Insurance					845,959
Real Estate Investment Trusts (REITs) — 1.0%
Communications Sales & Leasing Inc., Senior Secured Notes	6.000%	4/15/23	280,000		285,600	(a)
GEO Group Inc., Senior Notes	6.000%	4/15/26	380,000		384,750
Iron Mountain Inc., Senior Notes	6.000%	10/1/20	420,000		440,475	(a)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	130,000		139,100
Shimao Property Holdings Ltd., Senior Notes	6.625%	1/14/20	300,000		315,856	(g)
Total Real Estate Investment Trusts (REITs)					1,565,781
Real Estate Management & Development — 1.2%
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	850,000		856,375
Country Garden Holdings Co., Ltd., Senior Bonds	7.250%	4/4/21	300,000		319,348	(g)
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	140,000		144,900	(a)
Tesco Property Finance 6 PLC, Senior Secured Notes	5.411%	7/13/44	247,397	GBP	301,027	(g)
Yuzhou Properties Co., Ltd., Senior Bonds	8.750%	10/4/18	340,000		360,198	(g)
Total Real Estate Management & Development					1,981,848

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Thrifts & Mortgage Finance — 0.2%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	310,000		$300,700	(a)
Total Financials					17,037,120
Health Care — 4.2%
Biotechnology — 0.2%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	300,000		270,000	(a)
Health Care Equipment & Supplies — 0.6%
Greatbatch Ltd., Senior Notes	9.125%	11/1/23	340,000		339,575	(a)
Immucor Inc., Senior Notes	11.125%	8/15/19	380,000		347,700
Kinetic Concepts Inc./KCI USA Inc., Senior Secured Notes	7.875%	2/15/21	340,000		362,311	(a)
Total Health Care Equipment & Supplies					1,049,586
Health Care Providers & Services — 2.8%
BioScrip Inc., Senior Notes	8.875%	2/15/21	200,000		186,000
Centene Corp., Senior Notes	5.625%	2/15/21	220,000		229,900	(a)
Centene Corp., Senior Notes	4.750%	5/15/22	270,000		276,750
Centene Corp., Senior Notes	6.125%	2/15/24	90,000		95,906	(a)
DaVita HealthCare Partners Inc., Senior Notes	5.000%	5/1/25	440,000		437,250
Ephios Bondco PLC, Senior Secured Notes	6.250%	7/1/22	100,000	EUR	117,634	(a)
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	210,000		231,263	(a)
HCA Inc., Senior Notes	7.500%	2/15/22	10,000		11,395
HCA Inc., Senior Notes	5.875%	5/1/23	30,000		32,025
HCA Inc., Senior Notes	5.875%	2/15/26	500,000		520,000
HCA Inc., Senior Secured Notes	5.250%	4/15/25	290,000		303,775
HCA Inc., Senior Secured Notes	5.250%	6/15/26	370,000		385,031
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	370,000		357,281
MPH Acquisition Holdings LLC, Senior Notes	7.125%	6/1/24	160,000		168,400	(a)
Synlab Unsecured Bondco PLC, Senior Bonds	8.250%	7/1/23	210,000	EUR	238,349	(g)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	150,000		154,470
Tenet Healthcare Corp., Senior Notes	6.750%	6/15/23	360,000		346,050
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	440,000		406,450
Total Health Care Providers & Services					4,497,929
Pharmaceuticals — 0.6%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	207,000	EUR	237,391	(g)
Mallinckrodt International Finance SA, Senior Notes	5.625%	10/15/23	100,000		93,625	(a)
Mallinckrodt International Finance SA, Senior Notes	5.500%	4/15/25	60,000		53,827	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	510,000		412,144	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	130,000		105,625	(a)
Total Pharmaceuticals					902,612
Total Health Care					6,720,127

See Notes to Financial Statements.

12	Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Industrials — 8.3%
Aerospace & Defense — 0.9%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,053,000		$895,050	(a)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	550,000		556,875
Total Aerospace & Defense					1,451,925
Air Freight & Logistics — 0.3%
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	430,000		412,263	(a)
Airlines — 0.3%
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	152,331		158,996	(a)
Continental Airlines Inc., Pass-Through Certificates, Secured Bonds	8.388%	11/1/20	2,308		2,342
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	167,026		177,925
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	59,320		61,767
Total Airlines					401,030
Building Products — 0.5%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	470,000		424,175	(a)
Standard Industries Inc., Senior Notes	5.125%	2/15/21	100,000		103,250	(a)
Standard Industries Inc., Senior Notes	5.500%	2/15/23	170,000		174,675	(a)
Total Building Products					702,100
Commercial Services & Supplies — 1.7%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	200,000		162,500	(a)
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	310,000		331,700	(a)
Paprec Holding, Senior Secured Bonds	5.250%	4/1/22	100,000	EUR	112,334	(a)
Paprec Holding, Subordinated Bonds	7.375%	4/1/23	100,000	EUR	110,087	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	180,000		180,450	(a)
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	330,000		334,125
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	630,000		622,913
West Corp., Senior Notes	5.375%	7/15/22	880,000		821,700	(a)
Total Commercial Services & Supplies					2,675,809
Construction & Engineering — 0.7%
Grupo Isolux Corsan Finance BV, Senior Bonds	6.625%	4/15/21	620,000	EUR	111,463	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	438,153		354,904	(a)(b)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	400,000		390,000	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	370,000		179,450	(a)
Total Construction & Engineering					1,035,817

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Electrical Equipment — 0.8%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	340,000		$337,875	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	300,000		286,500	(a)
WESCO Distribution Inc., Senior Notes	5.375%	12/15/21	560,000		567,000
WESCO Distribution Inc., Senior Notes	5.375%	6/15/24	90,000		90,225	(a)
Total Electrical Equipment					1,281,600
Engineering & Construction — 0.1%
Novafives SAS, Senior Secured Notes	4.500%	6/30/21	200,000	EUR	199,200	(a)
Machinery — 0.7%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	390,000		345,150	(a)
DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	745,000		784,112	(a)
Total Machinery					1,129,262
Marine — 0.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	740,000		584,600	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	480,000		98,400	*(c)(h)
Total Marine					683,000
Road & Rail — 0.6%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	610,000		594,750	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	250,000		250,000	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	270,000		174,825
Total Road & Rail					1,019,575
Trading Companies & Distributors — 1.1%
Ashtead Capital Inc., Secured Notes	5.625%	10/1/24	270,000		272,700	(a)
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	460,000		480,985	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	760,000		790,400
HD Supply Inc., Senior Notes	5.750%	4/15/24	230,000		239,775	(a)
Total Trading Companies & Distributors					1,783,860
Transportation — 0.2%
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	700,000		357,000	(a)(b)
Total Industrials					13,132,441
Information Technology — 1.7%
Communications Equipment — 0.1%
CommScope Inc., Senior Secured Notes	4.375%	6/15/20	110,000		113,575	(a)
Electronic Equipment, Instruments & Components — 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	270,000		260,320

See Notes to Financial Statements.

14	Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Internet Software & Services — 0.3%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	240,000	$258,000
Match Group Inc., Senior Notes	6.375%	6/1/24	230,000	239,775	(a)
Total Internet Software & Services				497,775
IT Services — 0.5%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	140,000	59,500	(a)(c)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	780,000	784,875	(a)
Total IT Services				844,375
Technology Hardware, Storage & Peripherals — 0.6%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Notes	5.875%	6/15/21	410,000	418,471	(a)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Notes	7.125%	6/15/24	240,000	250,964	(a)
Seagate HDD Cayman, Senior Bonds	4.750%	1/1/25	170,000	134,619
Seagate HDD Cayman, Senior Bonds	4.875%	6/1/27	240,000	174,300
Total Technology Hardware, Storage & Peripherals				978,354
Total Information Technology				2,694,399
Materials — 8.1%
Chemicals — 1.0%
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	940,000	895,444	(g)
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	180,000	180,900	(a)
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	211,250	184,844	(a)(b)
PQ Corp., Senior Secured Notes	6.750%	11/15/22	160,000	167,200	(a)
Techniplas LLC, Senior Secured Notes	10.000%	5/1/20	150,000	111,750	(a)
Total Chemicals				1,540,138
Construction Materials — 1.1%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.750%	12/15/23	280,000	290,500	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	400,000	442,000	(g)
Cimpor Financial Operations BV, Senior Notes	5.750%	7/17/24	420,000	313,950	(a)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	400,000	306,000	(a)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	60,000	44,700	(a)
U.S. Concrete Inc., Senior Notes	6.375%	6/1/24	410,000	411,025	(a)
Total Construction Materials				1,808,175
Containers & Packaging — 1.6%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	370,000	379,481	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.625%	5/15/23	220,000	217,800	(a)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	350,000	336,875	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	230,000	224,538	(a)

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — continued
Pactiv LLC, Senior Notes	7.950%	12/15/25	1,220,000	$1,271,850
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	7.000%	7/15/24	150,000	154,706	(a)
Total Containers & Packaging				2,585,250
Metals & Mining — 4.4%
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	460,000	445,625	(a)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	200,000	190,500	(a)
Anglo American Capital PLC, Senior Notes	4.125%	9/27/22	240,000	224,400	(a)
Anglo American Capital PLC, Senior Notes	4.875%	5/14/25	470,000	451,200	(a)
ArcelorMittal SA, Senior Bonds	6.125%	6/1/25	460,000	460,000
ArcelorMittal SA, Senior Notes	6.500%	3/1/21	150,000	154,875
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	90,000	80,550	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	480,000	464,400
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	270,000	238,950
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	170,000	149,600
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	230,000	185,725
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	420,000	35,700	*(a)(c)(h)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	4,219	0	(a)(c)(d)(i)
MMC Norilsk Nickel OJSC via MMC Finance Ltd., Senior Notes	5.550%	10/28/20	770,000	818,524	(g)
MMC Norilsk Nickel OJSC via MMC Finance Ltd., Senior Notes	6.625%	10/14/22	740,000	822,504	(g)
Teck Resources Ltd., Senior Notes	3.000%	3/1/19	220,000	207,900
Teck Resources Ltd., Senior Notes	8.000%	6/1/21	370,000	382,025	(a)
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	350,000	364,000	(a)
Vale SA, Senior Notes	5.625%	9/11/42	1,570,000	1,287,400
Total Metals & Mining				6,963,878
Paper & Forest Products — 0.0%
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	60,000	47,550
Total Materials				12,944,991
Telecommunication Services — 8.7%
Diversified Telecommunication Services — 4.5%
CenturyLink Inc., Senior Notes	6.450%	6/15/21	320,000	326,800
CenturyLink Inc., Senior Notes	6.750%	12/1/23	160,000	157,800
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	690,000	695,175	(a)
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	400,000	336,000	(a)
Frontier Communications Corp., Senior Notes	11.000%	9/15/25	520,000	540,150
GTH Finance BV, Senior Notes	7.250%	4/26/23	270,000	282,150	(a)

See Notes to Financial Statements.

16	Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	340,000		$217,600
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	280,000		194,600
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	490,000		485,100	(a)
Level 3 Financing Inc., Senior Notes	5.250%	3/15/26	250,000		245,625	(a)
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	900,000		146,250	*(a)(h)
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	380,000		61,750	*(g)(h)
Telecom Italia Capital SA, Senior Notes	7.200%	7/18/36	70,000		70,438
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,220,000		1,221,525	(a)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	220,000		55,550	*(g)(h)
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	970,000		965,150	(a)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	153,000		160,076	(a)
Windstream Services LLC, Senior Notes	7.750%	10/15/20	390,000		384,150
Windstream Services LLC, Senior Notes	7.750%	10/1/21	150,000		142,125
Windstream Services LLC, Senior Notes	7.500%	6/1/22	270,000		244,350
Windstream Services LLC, Senior Notes	7.500%	4/1/23	260,000		233,350
Total Diversified Telecommunication Services					7,165,714
Wireless Telecommunication Services — 4.2%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	600,000		591,372	(a)
Neptune Finco Corp., Senior Notes	6.625%	10/15/25	1,090,000		1,147,225	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	470,000		371,300
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	230,000		197,800
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	930,000		832,350
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	1,130,000		1,122,090
Sprint Corp., Senior Notes	7.875%	9/15/23	390,000		320,775
Sprint Corp., Senior Notes	7.625%	2/15/25	600,000		477,750
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	630,000		688,275	(g)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	290,000		316,825	(a)
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	500,000		515,250	(a)
Total Wireless Telecommunication Services					6,581,012
Total Telecommunication Services					13,746,726
Utilities — 1.5%
Electric Utilities — 0.9%
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.237%	7/2/17	214,285		211,874
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	480,000		461,400
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	120,000		124,800
Viridian Group FundCo II Ltd., Senior Secured Notes	7.500%	3/1/20	590,000	EUR	680,943	(a)
Total Electric Utilities					1,479,017

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power and Renewable Electricity Producers — 0.6%
AES Corp., Senior Notes	4.875%	5/15/23	600,000	$595,500
AES Corp., Senior Notes	5.500%	3/15/24	10,000	10,287
AES Corp., Senior Notes	5.500%	4/15/25	40,000	40,300
Calpine Corp., Senior Notes	5.250%	6/1/26	310,000	310,000	(a)
Total Independent Power and Renewable Electricity Producers				956,087
Total Utilities				2,435,104
Total Corporate Bonds & Notes (Cost — $134,317,449)				129,454,972
Convertible Bonds & Notes — 0.1%
Materials — 0.1%
Chemicals — 0.0%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	130,000	108,550
Metals & Mining — 0.1%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	390,087	136,531	(a)(b)(c)
Total Convertible Bonds & Notes (Cost — $510,187)				245,081
Senior Loans — 1.6%
Consumer Discretionary — 0.5%
Hotels, Restaurants & Leisure — 0.3%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	450,000	450,375	(k)(l)
Specialty Retail — 0.2%
Spencer Gifts LLC, Second Lien Term Loan	9.250%	6/29/22	410,000	338,250	(k)(l)
Total Consumer Discretionary				788,625
Energy — 0.3%
Energy Equipment & Services — 0.2%
Hercules Offshore Inc., Exit Term Loan	10.500%	5/6/20	572,809	350,569	(c)(k)(l)
Oil, Gas & Consumable Fuels — 0.1%
Magnum Hunter Resources Inc., Exit Term Loan	8.000%	5/6/19	70,000	69,650	(c)(k)(l)
Total Energy				420,219
Health Care — 0.5%
Health Care Equipment & Supplies — 0.2%
Lantheus Medical Imaging Inc., Term Loan	7.000%	6/30/22	376,200	337,639	(k)(l)
Health Care Providers & Services — 0.3%
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	450,000	437,625	(k)(l)
Total Health Care				775,264
Utilities — 0.3%
Electric Utilities — 0.3%
Panda Temple II Power LLC, New Term Loan B	7.250%	4/3/19	139,649	130,572	(k)(l)
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	444,375	397,716	(k)(l)
Total Utilities				528,288
Total Senior Loans (Cost — $2,656,958)				2,512,396

See Notes to Financial Statements.

18	Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 8.3%
Argentina — 3.9%
City of Buenos Aires Argentina, Senior Notes	7.500%	6/1/27	600,000		$627,000	(a)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	1,490,000		1,642,725	(a)
Republic of Argentina, Senior Notes	6.875%	4/22/21	1,000,000		1,069,000	(a)
Republic of Argentina, Senior Notes	7.500%	4/22/26	910,000		985,985	(a)
Republic of Argentina, Senior Notes	8.280%	12/31/33	1,233,793		1,381,849
Republic of Argentina, Senior Notes	7.625%	4/22/46	490,000		530,425	(a)
Total Argentina					6,236,984
Brazil — 0.6%
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	1,000,000		983,750
Costa Rica — 0.2%
Republic of Costa Rica, Notes	7.000%	4/4/44	350,000		349,563	(a)
Dominican Republic — 0.5%
Dominican Republic, Senior Notes	6.850%	1/27/45	800,000		832,000	(a)
Ecuador — 0.5%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	810,000		805,950	(a)
Ghana — 0.3%
Republic of Ghana, Bonds	10.750%	10/14/30	400,000		423,876	(a)
Ivory Coast — 0.3%
Republic of Cote D’Ivoire, Senior Bonds	5.750%	12/31/32	440,000		410,722	(g)
Mexico — 1.0%
United Mexican States, Senior Bonds	6.500%	6/9/22	27,980,000	MXN	1,601,902
Russia — 0.5%
Russian Federal Bond, Bonds	8.150%	2/3/27	53,000,000	RUB	832,758
Sri Lanka — 0.2%
Republic of Sri Lanka, Senior Notes	6.250%	7/27/21	240,000		242,286	(g)
Venezuela — 0.3%
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	1,134,000		513,135	(g)
Total Sovereign Bonds (Cost — $12,872,748)					13,232,926
U.S. Government & Agency Obligations — 4.8%
U.S. Government Obligations — 4.8%
U.S. Treasury Notes	1.500%	5/31/20	500,000		511,709
U.S. Treasury Notes	1.375%	9/30/20	5,790,000		5,895,963
U.S. Treasury Notes	1.625%	5/15/26	1,160,000		1,174,228
Total U.S. Government & Agency Obligations (Cost — $7,432,857)					7,581,900

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Variable Global High Yield Bond Portfolio

Security	Shares	Value
Common Stocks — 1.8%
Consumer Discretionary — 0.2%
Hotels, Restaurants & Leisure — 0.2%
Bossier Casino Venture Holdco Inc.	26,303	$246,722	*(c)(d)
Media — 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares	2	73,855	*(c)
Total Consumer Discretionary		320,577
Energy — 0.7%
Energy Equipment & Services — 0.4%
Hercules Offshore Inc.	17,554	24,400	*
KCAD Holdings I Ltd.	75,024,286	547,677	*(c)(d)
Total Energy Equipment & Services		572,077
Oil, Gas & Consumable Fuels — 0.3%
Magnum Hunter Resources Corp.	40,732	554,974	*(c)
Total Energy		1,127,051
Financials — 0.8%
Banks — 0.8%
Citigroup Inc.	19,270	816,855
JPMorgan Chase & Co.	6,026	374,456
Total Financials		1,191,311
Health Care — 0.0%
Health Care Providers & Services — 0.0%
Physiotherapy Associates Holdings Inc. (Escrow)	5,500	66,055	*(c)(d)
Industrials — 0.1%
Marine — 0.1%
DeepOcean Group Holding AS	19,935	108,068	*(c)(d)
Road & Rail — 0.0%
Jack Cooper Enterprises Inc.	936	0	*(c)(d)(i)
Total Industrials		108,068
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.	871,025	1	*(c)(d)
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, ADR	11,045	26,066	*(a)
Total Common Stocks (Cost — $4,360,777)		2,839,129

See Notes to Financial Statements.

20	Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate		Shares	Value
Convertible Preferred Stocks — 0.2%
Health Care — 0.2%
Pharmaceuticals — 0.2%
Allergan PLC (Cost — $377,657)	5.500%		449	$374,296
Preferred Stocks — 0.6%
Financials — 0.6%
Diversified Financial Services — 0.6%
Citigroup Capital XIII (Cost — $965,536)	7.008%		36,975	963,938	(f)

		Expiration Date	Contracts
Purchased Options — 0.0%
U.S. Dollar/Saudi Arabian Riyal, Call @ 3.84SAR (Cost — $99,681)		1/17/17	4,658,000	21,222

			Warrants
Warrants — 0.0%
Pacific Exploration and Production Corp. (Cost — $39,200)		8/31/16	12,250	39,200	*(c)(d)
Total Investments before Short-Term Investments (Cost — $163,633,050)				157,265,060

			Shares
Short-Term Investments — 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $1,117,842)	0.238%		1,117,842	1,117,842
Total Investments — 99.5% (Cost — $164,750,892#)				158,382,902
Other Assets in Excess of Liabilities — 0.5%				730,545
Total Net Assets — 100.0%				$159,113,447

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Illiquid security.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	The maturity principal is currently in default as of June 30, 2016.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Variable Global High Yield Bond Portfolio

(h)	The coupon payment on these securities is currently in default as of June 30, 2016.

(i)	Value is less than $1.

(j)	Security has no maturity date. The date shown represents the next call date.

(k)	Senior loans may be considered restricted in that the Portfolio ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
AUD	— Australian Dollar
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company
RUB	— Russian Ruble
SAR	— Saudi Arabian Riyal

See Notes to Financial Statements.

22	Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Summary of Investments by Country* (unaudited)
United States	56.5%
United Kingdom	8.3
Brazil	6.3
Argentina	5.1
Russia	4.1
Mexico	2.8
Canada	2.4
France	2.2
Luxembourg	2.1
Netherlands	1.5
Colombia	0.9
Italy	0.8
Venezuela	0.7
Greece	0.6
Switzerland	0.5
Germany	0.5
Dominican Republic	0.5
Ecuador	0.5
China	0.4
Ireland	0.4
Ghana	0.3
Ivory Coast	0.3
Costa Rica	0.2
Jamaica	0.2
Hong Kong	0.2
United Arab Emirates	0.2
Australia	0.2
Sri Lanka	0.2
Cayman Islands	0.1
Spain	0.1
Norway	0.1
Bahamas	0.1
Bermuda	0.0 ‡
Short-Term Investments	0.7
100.0%

*	As a percentage of total investments. Please note that the Portfolio holdings are as of June 30, 2016 and are subject to change.

‡	Represents less than 0.1%.

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report	23

Statement of assets and liabilities (unaudited)

June 30, 2016

Assets:
Investments, at value (Cost — $164,750,892)	$158,382,902
Foreign currency, at value (Cost — $152,589)	138,754
Cash	217,430
Receivable for securities sold	4,026,700
Interest receivable	2,721,582
Unrealized appreciation on forward foreign currency contracts	595,266
Receivable for Portfolio shares sold	147,423
Deposits with brokers for centrally cleared swap contracts	86,415
Prepaid expenses	1,684
Total Assets	166,318,156

Liabilities:
Payable for Portfolio shares repurchased	3,650,164
Payable for securities purchased	3,331,582
Investment management fee payable	93,873
Unrealized depreciation on forward foreign currency contracts	40,414
Service and/or distribution fees payable	4,659
Trustees’ fees payable	399
Accrued expenses	83,618
Total Liabilities	7,204,709
Total Net Assets	$159,113,447

Net Assets:
Par value (Note 7)	$225
Paid-in capital in excess of par value	192,931,183
Undistributed net investment income	4,785,050
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(32,768,097)
Net unrealized depreciation on investments and foreign currencies	(5,834,914)
Total Net Assets	$159,113,447

Net Assets:
Class I	$136,479,967
Class II	$22,633,480

Shares Outstanding:
Class I	19,337,145
Class II	3,127,555

Net Asset Value:
Class I	$7.06
Class II	$7.24

See Notes to Financial Statements.

24	Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2016

Investment Income:
Interest	$6,137,671
Dividends	80,603
Total Investment Income	6,218,274

Expenses:
Investment management fee (Note 2)	549,366
Shareholder reports	33,314
Service and/or distribution fees (Notes 2 and 5)	26,584
Audit and tax fees	22,362
Legal fees	12,784
Fund accounting fees	8,131
Custody fees	3,631
Insurance	1,725
Trustees’ fees	1,393
Transfer agent fees (Note 5)	1,022
Commitment fees (Note 8)	915
Miscellaneous expenses	3,685
Total Expenses	664,912
Net Investment Income	5,553,362

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(10,858,651)
Futures contracts	216,424
Swap contracts	(173,097)
Foreign currency transactions	(29,671)
Net Realized Loss	(10,844,995)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	17,678,215
Futures contracts	(61,074)
Swap contracts	17,283
Foreign currencies	61,644
Change in Net Unrealized Appreciation (Depreciation)	17,696,068
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	6,851,073
Increase in Net Assets From Operations	$12,404,435

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report	25

Statements of changes in net assets

For the Six Months Ended June 30, 2016 (unaudited) and the Year Ended December 31, 2015	2016	2015

Operations:
Net investment income	$5,553,362	$11,361,101
Net realized loss	(10,844,995)	(8,841,000)
Change in net unrealized appreciation (depreciation)	17,696,068	(12,147,323)
Increase (Decrease) in Net Assets From Operations	12,404,435	(9,627,222)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	—	(10,650,018)
Decrease in Net Assets From Distributions to Shareholders	—	(10,650,018)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	19,608,719	54,194,810
Reinvestment of distributions	—	10,650,018
Cost of shares repurchased	(29,394,592)	(79,928,756)
Decrease in Net Assets From Portfolio Share Transactions	(9,785,873)	(15,083,928)
Increase (Decrease) in Net Assets	2,618,562	(35,361,168)

Net Assets:
Beginning of period	156,494,885	191,856,053
End of period*	$159,113,447	$156,494,885
*Includes undistributed (overdistributed) net investment income, respectively, of:	$4,785,050	$(768,312)

See Notes to Financial Statements.

26	Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2016[2]	2015	2014	2013	2012	2011

Net asset value, beginning of period	$6.53	$7.42	$8.12	$8.12	$7.38	$7.90

Income (loss) from operations:
Net investment income	0.23	0.47	0.53	0.57	0.60	0.62
Net realized and unrealized gain (loss)	0.30	(0.90)	(0.63)	(0.06)	0.74	(0.50)
Total income (loss) from operations	0.53	(0.43)	(0.10)	0.51	1.34	0.12

Less distributions from:
Net investment income	—	(0.46)	(0.60)	(0.51)	(0.60)	(0.64)
Total distributions	—	(0.46)	(0.60)	(0.51)	(0.60)	(0.64)

Net asset value, end of period	$7.06	$6.53	$7.42	$8.12	$8.12	$7.38
Total return[3]	8.12%	(5.84)%	(1.15)%	6.27%	18.33%	1.58%

Net assets, end of period (000s)	$136,480	$137,565	$160,245	$162,826	$164,191	$118,714

Ratios to average net assets:
Gross expenses	0.81%[4]	0.80%	0.81%	0.81%	0.87%	0.94%
Net expenses[5]	0.81 [4]	0.80	0.81	0.81	0.87	0.94 [6]
Net investment income	7.11 [4]	6.36	6.34	6.77	7.48	7.70

Portfolio turnover rate	48%	82%	62%	74%	73%	77%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2016 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 1, 2012, the expense limitation was 1.00%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class II Shares[1]	2016[2]	2015	2014	2013	2012	2011

Net asset value, beginning of period	$6.70	$7.60	$8.30	$8.29	$7.50	$8.01

Income (loss) from operations:
Net investment income	0.23	0.46	0.52	0.55	0.59	0.61
Net realized and unrealized gain (loss)	0.31	(0.92)	(0.65)	(0.05)	0.76	(0.51)
Total income (loss) from operations	0.54	(0.46)	(0.13)	0.50	1.35	0.10

Less distributions from:
Net investment income	—	(0.44)	(0.57)	(0.49)	(0.56)	(0.61)
Total distributions	—	(0.44)	(0.57)	(0.49)	(0.56)	(0.61)

Net asset value, end of period	$7.24	$6.70	$7.60	$8.30	$8.29	$7.50
Total return[3]	8.06%	(6.08)%	(1.51)%	6.06%	18.08%	1.27%

Net assets, end of period (000s)	$22,633	$18,929	$31,611	$43,929	$25,488	$27,992

Ratios to average net assets:
Gross expenses	1.06%[4]	1.05%	1.07%	1.08%	1.15%	1.20%
Net expenses[5]	1.06 [4]	1.05	1.07	1.08	1.15 [6]	1.20 [6]
Net investment income	6.88 [4]	6.08	6.06	6.49	7.23	7.43

Portfolio turnover rate	48%	82%	62%	74%	73%	77%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2016 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 1, 2012, the expense limitation was 1.25%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Variable Global High Yield Bond Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

30	Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$25,449,774	$526,396		$25,976,170
Energy	—	25,289,233	431,200		25,720,433
Materials	—	12,944,991	0	*	12,944,991
Other corporate bonds & notes	—	64,813,378	—		64,813,378
Convertible bonds & notes	—	245,081	—		245,081
Senior loans:
Consumer discretionary	—	450,375	338,250		788,625
Energy	—	350,569	69,650		420,219
Health care	—	337,639	437,625		775,264
Utilities	—	—	528,288		528,288
Sovereign bonds	—	13,232,926	—		13,232,926
U.S. government & agency obligations	—	7,581,900	—		7,581,900
Common stocks:
Consumer discretionary	—	—	320,577		320,577
Energy	$24,400	554,974	547,677		1,127,051
Financials	1,191,311	—	—		1,191,311
Health care	—	—	66,055		66,055
Industrials	—	—	108,068		108,068
Materials	—	—	1		1
Telecommunication services	—	26,066	—		26,066
Convertible preferred stocks	374,296	—	—		374,296
Preferred stocks	963,938	—	—		963,938
Purchased options	—	21,222	—		21,222
Warrants	—	—	39,200		39,200
Total long-term investments	$2,553,945	$151,298,128	$3,412,987		$157,265,060
Short-term investments†	1,117,842	—	—		1,117,842
Total investments	$3,671,787	$151,298,128	$3,412,987		$158,382,902
Other financial instruments:
Forward foreign currency contracts	—	$595,266	—		$595,266
Total	$3,671,787	$151,893,394	$3,412,987		$158,978,168

Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$40,414	—	$40,414

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary	Energy	Materials
Balance as of December 31, 2015	$498,840	—	$0	*
Accrued premiums/discounts	5,100	$866	—
Realized gain (loss)[1]	960	—	—
Change in unrealized appreciation (depreciation)[2]	34,296	(866)	—
Purchases	27,498	431,200	—
Sales	(40,298)	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of June 30, 2016	$526,396	$431,200	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2016[2]	$34,296	$(866)	—

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Consumer Staples	Energy	Health Care	Utilities
Balance as of December 31, 2015	$413,075	$167,450	$578,875	$347,852	$368,466
Accrued premiums/discounts	6	300	4,240	275	782
Realized gain (loss)[1]	—	1,064	(37,234)	21	58
Change in unrealized appreciation (depreciation)[2]	(74,831)	1,186	202,624	(8,609)	29,283
Purchases	—	—	260,011	—	132,300
Sales	—	(170,000)	(588,297)	(1,900)	(2,601)
Transfers into Level 3[3]	—	—	—	437,625	—
Transfers out of Level 3[4]	—	—	(350,569)	(337,639)	—
Balance as of June 30, 2016	$338,250	—	$69,650	$437,625	$528,288
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2016[2]	$(74,831)	—	$1,655	—	$29,283

32	Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report

	Common Stocks					Warrants
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Health Care	Industrials	Materials		Total
Balance as of December 31, 2015	$61,841	$263,410	$456,500	$93,086	$52,681	—	$3,302,076
Accrued premiums/discounts	—	—	—	—	—	—	11,569
Realized gain (loss)[1]	—	—	153,158	—	—	—	118,027
Change in unrealized appreciation (depreciation)[2]	258,736	284,267	12,375	14,982	(52,680)	—	700,763
Purchases	—	—	45,206	—	—	$39,200	935,415
Sales	—	—	(601,184)	—	—	—	(1,404,280)
Transfers into Level 3[3]	—	—	—	—	—	—	437,625
Transfers out of Level 3[4]	—	—	—	—	—	—	(688,208)
Balance as of June 30, 2016	$320,577	$547,677	$66,055	$108,068	$1	$39,200	$3,412,987
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2016[2]	$258,736	$284,267	$20,849	$14,982	$(52,680)	—	$515,691

The Portfolio’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

(c) Purchased options. When the Portfolio purchases an option, an amount equal to the premium paid by the Portfolio is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Portfolio realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(d) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Portfolio has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Portfolio is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Portfolio is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement.

34	Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report

Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are recognized as a realized gain or loss in the Statement of Operations.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2016, the Portfolio did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended June 30, 2016, see Note 4.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized

36	Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report

between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2016, the Portfolio held forward foreign currency contracts with credit related contingent features which had a liability position of $40,414. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration

38	Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report

after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2015, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Portfolio’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to Western Asset the day-to-day portfolio management of the Portfolio. Western Asset Limited and Western Singapore provide certain subadvisory services to the Portfolio relating to currency transactions and investment in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net investment management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on the assets managed by Western Asset Limited and Western Singapore.

As a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class II shares did not exceed 0.90% and 1.15%, respectively . These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$68,807,831	$3,962,606
Sales	67,004,040	8,413,853

At June 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$6,389,468
Gross unrealized depreciation	(12,757,458)
Net unrealized depreciation	$(6,367,990)

40	Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report

At June 30, 2016, the Portfolio had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	4,400,000	USD	4,886,926	Bank of America, N.A.	7/14/16	$(2,517)
USD	5,055,932	EUR	4,432,190	Bank of America, N.A.	7/14/16	135,789
EUR	200,000	USD	229,594	Bank of America, N.A.	8/12/16	(7,340)
USD	341,385	AUD	457,290	Citibank N.A.	8/12/16	812
USD	292,722	EUR	255,307	Citibank N.A.	8/12/16	9,007
EUR	290,000	USD	332,848	UBS AG	8/12/16	(10,579)
EUR	200,000	USD	227,592	UBS AG	8/12/16	(5,337)
EUR	100,000	USD	113,543	UBS AG	8/12/16	(2,415)
EUR	550,000	USD	616,908	UBS AG	8/12/16	(5,708)
EUR	230,000	USD	256,565	UBS AG	8/12/16	(972)
EUR	435,000	USD	488,950	UBS AG	8/12/16	(5,546)
EUR	250,000	USD	277,393	UBS AG	8/12/16	426
USD	3,423,721	EUR	2,984,805	UBS AG	8/12/16	106,790
USD	3,684,952	GBP	2,541,188	UBS AG	8/12/16	300,870
USD	507,665	GBP	350,000	UBS AG	8/12/16	41,572
Total						$554,852

Abbreviations used in this table:
AUD	— Australian Dollar
EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2016.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Purchased options[2]	$21,222
Forward foreign currency contracts	595,266
Total	$616,488

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$40,414

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the six months ended June 30, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$174,036	$42,388	—	$216,424
Swap contracts	—	—	$(173,097)	(173,097)
Forward foreign currency contracts[1]	—	(1,976)	—	(1,976)
Total	$174,036	$40,412	$(173,097)	$41,351

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(78,459)	—	$(78,459)
Futures contracts	$(56,937)	(4,137)	—	(61,074)
Swap contracts	—	—	$17,283	17,283
Forward foreign currency contracts[2]	—	45,623	—	45,623
Total	$(56,937)	$(36,973)	$17,283	$(76,627)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

Average Market Value
Purchased options	$34,460
Futures contracts (to buy)†	4,143,138
Futures contracts (to sell)†	1,546,848
Forward foreign currency contracts (to buy)	2,973,446
Forward foreign currency contracts (to sell)	17,034,092

Average Notional Balance
Credit default swap contracts (to buy protection)†	$251,429
Credit default swap contracts (to sell protection)†	422,857

†	At June 30, 2016, there were no open positions held in this derivative.

42	Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report

The following table presents by financial instrument, the Portfolio’s derivative assets net of the related collateral received by the Portfolio at June 30, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$21,222	—	$21,222
Forward foreign currency contracts	595,266	—	595,266
Total	$616,488	—	$616,488

The following table presents by financial instrument, the Portfolio’s derivative liabilities net of the related collateral pledged by the Portfolio at June 30, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$40,414	—	$40,414

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Portfolio pays service and/or distribution fees with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$973
Class II	$26,584	49
Total	$26,584	$1,022

6. Distributions to shareholders by class

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
Net Investment Income:
Class I	—	$9,155,438
Class II	—	1,494,580
Total	—	$10,650,018

7. Shares of beneficial interest

At June 30, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	1,541,720	$10,499,418	1,692,259	$12,583,928
Shares issued on reinvestment	—	—	1,389,505	9,155,438
Shares repurchased	(3,266,732)	(22,215,449)	(3,621,735)	(26,722,817)
Net decrease	(1,725,012)	$(11,716,031)	(539,971)	$(4,983,451)

Class II
Shares sold	1,346,002	$9,109,301	5,553,014	$41,610,882
Shares issued on reinvestment	—	—	220,972	1,494,580
Shares repurchased	(1,041,874)	(7,179,143)	(7,108,271)	(53,205,939)
Net increase (decrease)	304,128	$1,930,158	(1,334,285)	$(10,100,477)

8. Redemption facility

Effective November 24, 2015, the Portfolio and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 22, 2016. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the six months ended June 30, 2016, the Portfolio incurred a commitment fee in the amount of $915. The Portfolio did not utilize the Redemption Facility during the six months ended June 30, 2016.

9. Capital loss carryforward

As of December 31, 2015, the Portfolio had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2017	$(14,004,776)

This amount will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $7,748,107, which have no expiration date, must be used first to offset any such gains.

44	Western Asset Variable Global High Yield Bond Portfolio 2016 Semi-Annual Report

Western Asset

Variable Global High Yield Bond Portfolio

Trustees

Elliott J. Berv

Chair

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Variable Global High Yield Bond Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland statutory trust.

Western Asset Variable Global High Yield Bond Portfolio

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) at www.leggmason.com/
variablefunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Variable Global High Yield Bond Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

FDXX010090 8/16 SR16-2838

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 22, 2016